Fees Summary	Aug. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 11,433,499.71
Previously Paid Amount	0.00
Total Fee Amount	1,750.51
Total Offset Amount	0.00
Net Fee	$ 1,750.51